Virtus Alternatives Diversifier Fund and

Virtus Market Neutral Fund,

each a series of Virtus Opportunities Trust

Supplement dated February 11, 2010

to the Prospectus dated January 31, 2010

IMPORTANT NOTICE TO INVESTORS

The net operating expense table on page 70 of the Funds’ current statutory prospectus is hereby amended as described below.

Virtus Alternatives Diversifier Fund

The line in the table applicable to Virtus Alternatives Diversifier Fund is restated, the current footnote indicator is revised and a second footnote is added as follows:

	Class A	Class B	Class C	Class I
Virtus Alternatives Diversifier Fund(1) (2)	2.07%	N/A	2.82%	1.82%	(3)

(1)	Restated to reflect current fees.

(2)	Total net operating expenses, including acquired fund fees and expense and excluding dividends on short sales on underlying mutual funds, were 1.60% for Class A Shares, 2.35% for Class C Shares and 1/35% for Class I Shares.

Virtus Market Neutral Fund

The line in the table applicable to Virtus Market Neutral Fund is restated, the current footnote indicator is revised and a second footnote is added as follows:

	Class A	Class B	Class C	Class I
Virtus Market Neutral Fund(4)	4.18%	4.93%	4.93%	3.93%	(3)

(3)	Estimated.

(4)	Total net operating expenses, excluding dividends on short sales, were 1.91% for Class A Shares, 2.66% for Class B Shares, 2.66% for Class C Shares and 1.66% for Class I Shares.

Investors should retain this supplement with the Statutory Prospectus for future reference.

VOT 8020/ADF&MNF Footnotes (2/10)